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                                                                  EXHIBIT 10.6

                          FINANCIAL ADVISORY AGREEMENT


                  THIS FINANCIAL ADVISORY AGREEMENT (this "Agreement") is made and entered into effective as of July 30, 1999 among LLS Corp., an Illinois corporation (together with its successors, "Holdings"), Courtesy Corporation, an Illinois corporation (together with its successors, "Courtesy"), Creative Packaging Corp., an Illinois corporation (together with its successors, "Creative"), and Courtesy Sales Corp., an Illinois corporation (together with its successors, "Courtesy Sales" and, together with Holdings, Courtesy and Creative, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

                  WHEREAS, pursuant to a Recapitalization Agreement, dated as of July 13, 1999 (the "Recapitalization Agreement"), among Holdings, Creative, Courtesy Sales, each of their respective shareholders and HMTF/CC Investments, LLC, a Delaware limited liability company, successor by merger to HMTF/CC Investments, L.P., a Texas limited partnership, Holdings is being recapitalized (the "Recapitalization");

                  WHEREAS, the Clients have requested that HMCo render, and HMCo has rendered, financial advisory services to them in connection with the negotiation of the Recapitalization and the debt and equity financing transactions and certain other transactions related thereto (collectively with the Recapitalization, the "Transaction"); and

                  WHEREAS, the Clients have requested that HMCo render financial advisory, investment banking, and other similar services to them with respect to future proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring, or other similar transaction directly or indirectly involving any of the Clients or any of their respective subsidiaries and any other person or entity (collectively, "Subsequent Transactions");

                  NOW, THEREFORE, in consideration of the services rendered and to be rendered by HMCo to the Clients, and to evidence the obligations of the Clients to HMCo and the mutual covenants herein contained, the Clients hereby jointly and severally agree with HMCo as follows:

         NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN SECTION 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON IDENTIFIED THEREIN.


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                  1.  Retention.

                  (a) The Clients hereby acknowledge that they have retained HMCo, and HMCo acknowledges that it has acted, as financial advisor to the Clients in connection with the Transaction.

                  (b) Each of the Clients acknowledges that it has retained HMCo as its exclusive financial advisor in connection with any Subsequent Transactions that may be consummated during the term of this Agreement, and that none of the Clients will retain any other person or entity to provide such services in connection with any such Subsequent Transaction without the prior written consent of HMCo. HMCo agrees that it shall provide such financial advisory, investment banking and other similar services in connection with any such Subsequent Transaction as may be requested from time to time by the board of directors of the applicable Client.

                  2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof or (ii) the date on which Hicks, Muse, Tate & Furst Incorporated ("HMTF") or its successors and their respective affiliates (including, without limitation, any equity fund sponsored by HMTF or its successors) shall cease to own beneficially, directly or indirectly, any securities of any of the Clients or their respective successors.

                  3.  Compensation.

                  (a) As compensation for HMCo's services as financial advisor to the Clients in connection with the Transaction, the Clients hereby irrevocably agree, jointly and severally, to pay to HMCo a cash fee equal to 1.5% of the combined enterprise value (which shall include all equity, assumed debt, if not otherwise refinanced, and all additional debt incurred or refinanced in connection with the Transaction) of Holdings to be paid at the closing of the Recapitalization, which will occur substantially simultaneously with the execution of this Agreement. The parties hereto agree that the compensation due pursuant to this Section 3(a) shall be allocated among the segments of the financing for the Transaction in proportion to the dollar amount of each such segment.

                  (b) In connection with any Subsequent Transaction consummated during the term of this Agreement, the applicable Client shall, and the other Clients shall cause such Client to, pay to HMCo, at the closing of any such Subsequent Transaction, a cash fee equal to 1.5% of the Transaction Value of such Subsequent Transaction. As used herein, the term "Transaction Value" means the total value of the Subsequent Transaction, including, without limitation, the aggregate amount of the funds required to complete the Subsequent Transaction (excluding any fees payable pursuant to this Section 3(b)), including, without limitation, the amount of any indebtedness, preferred stock or similar items assumed (or remaining outstanding).

                  4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients agree, jointly and severally, to reimburse


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HMCo, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including, without limitation, fees and disbursements of counsel) incurred by HMCo (i) as financial advisor to the Clients in connection with the Transaction or (ii) in connection with the performance by it of the services contemplated by Section 1(b) hereof.

                  5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of HMCo, its affiliates and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents and employees (HMCo, its affiliates and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by an Indemnified Person (including, without limitation, those arising out of an Indemnified Person's negligence and reasonable fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any of the Clients or (ii) actions taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of HMCo's engagement, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to HMCo's engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients also agree that neither HMCo nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients further agree that none of them will, without the prior written consent of HMCo, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR


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PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY
OTHER INDEMNIFIED PERSON.

                  The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each Client hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against HMCo or any other Indemnified Person.

                  It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for a Client or Clients in one or more additional capacities, and that the terms of this engagement or any such additional engagements may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in
Section 1 hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagement(s).

                  Each of the Clients further understands and agrees that if HMCo is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

                  6. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its subsidiaries to it solely in its capacity as a financial advisor, unless such Client consents to the divulging thereof or such information, secret processes or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

                  7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purpose of any suit, action, or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to Section 5 hereof, (b) waives, and agrees not to assert in any such suit, action, or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of such suit, action, or proceeding is improper and
(c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action, or proceeding. Each of the parties consents to process being served in


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any such suit, action, or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

                  8. Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

         If to any of the Clients:

                  LLS Corp.
                  101 South Hanley Road
                  St. Louis, Missouri  63105
                  Attention:  Chief Executive Officer

                  With copies to (which shall not constitute notice):

                  Hicks, Muse, Tate & Furst Incorporated
                  200 Crescent Court, Suite 1600
                  Dallas, Texas 75201
                  Attention:  Lawrence D. Stuart, Jr.

                  Weil, Gotshal & Manges LLP
                  100 Crescent Court, Suite 1300
                  Dallas, Texas 75201
                  Attention:  R. Scott Cohen, Esq.

         If to HMCo:

                  Hicks, Muse, Tate & Furst Incorporated
                  200 Crescent Court, Suite 1600
                  Dallas, Texas 75201
                  Attention:  Lawrence D. Stuart, Jr.

                  With a copy to (which shall not constitute notice):

                  Weil, Gotshal & Manges LLP
                  100 Crescent Court, Suite 1300
                  Dallas, Texas 75201
                  Attention:  R. Scott Cohen, Esq.


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                  Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back if telexed; when receipt is acknowledged if telecopied; and five
(5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  9. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

                  10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

                  11. Other Understandings. All discussions, understandings and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the agreement of the parties hereto.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed as of the day and year first above written.

                                         HICKS, MUSE & CO. PARTNERS, L.P.

                                         By:      HM PARTNERS INC.,
                                                  its General Partner


                                                  By: /s/ MICHAEL D. SALIM
                                                      --------------------------
                                                  Name: Michael D. Salim
                                                        ------------------------
                                                  Title: General Counsel
                                                        ------------------------

                                         LLS CORP.


                                         By: /s/ WALTER J. KREISEDER
                                            ------------------------------------
                                         Name: Walter J. Kreiseder
                                               ---------------------------------
                                         Title: Chairman and CEO
                                               ---------------------------------


                                         COURTESY CORPORATION


                                         By: /s/ WALTER J. KREISEDER
                                            ------------------------------------
                                         Name: Walter J. Kreiseder
                                               ---------------------------------
                                         Title: Chairman and CEO
                                               ---------------------------------


                                         CREATIVE PACKAGING CORP.


                                         By: /s/ WALTER J. KREISEDER
                                            ------------------------------------
                                         Name: Walter J. Kreiseder
                                               ---------------------------------
                                         Title: Vice President
                                               ---------------------------------


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                                         COURTESY SALES CORP.



                                         By:   /s/ WALTER J. KREISEDER
                                            ------------------------------------
                                         Name:     Walter J. Kreiseder
                                               ---------------------------------
                                         Title:    Chairman and CEO
                                               ---------------------------------





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